Contains Forward Looking Statements
2009-2011 Guidance
2009 2010 2011
Consolidated Proportional
1,2
Consolidated Proportional
1,2
Consolidated Proportional
1,2
Operating Cash Flow $2,000-$2,200 $1,200-$1,350 $2,300-$2,600 $1,450-$1,650 $2,600-$3,000 $1,600-$1,900
Free Cash Flow 2 $1,300-$1,500 $650-$850 $1,600-$1,900 $900-$1,100 $1,900-$2,300 $1,100-$1,300
Gross Margin $3,200-$3,400 $2,050-$2,150 $3,400-$3,700 $2,150-$2,350 $3,500-$3,900 $2,250-$2,550
Subsidiary Distributions 3 $1,100-$1,300 $1,100-$1,300 $1,100-$1,300
Adjusted Earnings Per Share
2
$0.97-$1.07 $1.05-$1.15 $1.20-$1.30
1. The AES Corporation (the “Company”) is a holding company that derives its income and cash flows from the activities of its subsidiaries, some of which may not be wholly-owned by the Company.  Accordingly, the Company has presented certain financial metrics which are defined as Proportional (a non-GAAP financial measure).  See “definitions.”
2. A non-GAAP financial measure. See “definitions” and reconciliation.
3. See “definitions.”
Note: 2009 Guidance is based on expectations for future foreign exchange rates and commodity prices as of March 31, 2009.  Actual results may differ.
$ in Millions, Except Earnings Per Share
Exhibit 99.1

Contains Forward Looking Statements
Reconciliation of 2009 Guidance
$0.97-$1.07 Adjusted Earnings Per Share
2
($0.06) Pro forma Adjustments
4
$1.03-$1.13 Diluted Earnings Per Share
$1,100-$1,300 Subsidiary Distributions
3
2009
Consolidated Adjustment Factors
1
Proportional
1,2
Operating Cash Flow $2,000-$2,200 $800-$850 $1,200-$1,350
Operational Capex (a) $575-$675 $150-$175 $425-$500
Environmental Capex (b) $50-$100 $0-$25 $50-$75
Less: Maintenance Capex (a+b) $625-$775 $150-200 $475-$575
Free Cash Flow
2
$1,300-$1,500 $650 $650-$850
Gross Margin $3,200-$3,400 $1,150-$1,250 $2,050-$2,150
1. The AES Corporation (the “Company”) is a holding company that derives its income and cash flows from the activities of its subsidiaries, some of which may not be wholly-owned by the Company.  Accordingly, the Company has presented certain financial metrics which are defined as Proportional (a non-GAAP financial measure).  See “definitions.”
2. A non-GAAP financial measure.  See “Definitions.”
3. See “Definitions.”
4. Reconciliation of Adjusted EPS includes $0.10 of adjustments primarily related to unrealized foreign currency and FAS 133 derivative losses offset by ($0.16) gain on sale of
Northern Kazakhstan businesses.
Note: 2009 Guidance is based on expectations for future foreign exchange rates and commodity prices as of March 31, 2009.  Actual results may differ.
$ in Millions, Except Earnings Per Share

Contains Forward Looking Statements
Reconciliation of 2010 Guidance
1. The AES Corporation (the “Company”) is a holding company that derives its income and cash flows from the activities of its subsidiaries, some of which may not be wholly-owned by the Company.  Accordingly, the Company has presented certain financial metrics which are defined as Proportional (a non-GAAP financial measure).  See “definitions.”
2. A non-GAAP financial measure.  See “Definitions.”
3.
See “Definitions.”
4.
Primarily unrealized foreign currency and FAS 133 losses.
Note: 2010 Guidance is based on expectations for future foreign exchange rates and commodity prices as of March 31, 2009.  Actual results may differ.
$ in Millions, Except Earnings Per Share
$1.05-$1.15 Adjusted Earnings Per Share
2
$0.10 Pro forma Adjustments
4
$0.95-$1.05 Diluted Earnings Per Share
$1,100-$1,300 Subsidiary Distributions
3
2010
Consolidated Adjustment Factors
1
Proportional
1,2
Operating Cash Flow $2,300-$2,600 $850-$950 $1,450-$1,650
Operational Capex (a) $575-$675 $125-$175 $450-$500
Environmental Capex (b) $50-$100 $10-$20 $40-$80
Less: Maintenance Capex (a+b) $625-$775 $135-$195 $490-$580
Free Cash Flow
2
$1,600-$1,900 $700-$800 $900-$1,100
Gross Margin $3,400-$3,700 $1,250-$1,350 $2,150-$2,350

Contains Forward Looking Statements
Reconciliation of 2011 Guidance
1. The AES Corporation (the “Company”) is a holding company that derives its income and cash flows from the activities of its subsidiaries, some of which may not be wholly-owned by the Company.  Accordingly, the Company has presented certain financial metrics which are defined as Proportional (a non-GAAP financial measure).  See “definitions.”
2. A non-GAAP financial measure.  See “Definitions.”
3.
See “Definitions.”
4.
Primarily unrealized foreign currency and FAS 133 losses.
Note: 2011 Guidance is based on expectations for future foreign exchange rates and commodity prices as of March 31, 2009.  Actual results may differ.
$ in Millions, Except Earnings Per Share
$1.20-$1.30 Adjusted Earnings Per Share
$0.10 Pro forma Adjustments
$1.10-$1.20 Diluted Earnings Per Share
$1,100-$1,300 Subsidiary Distributions
2011
Consolidated Adjustment Factors  Proportional
1,2
Operating Cash Flow $2,600-$3,000 $1,000-$1,100 $1,600-$1,900
Operational Capex (a) $575-$675 $125-$175 $450-$500
Environmental Capex (b) $50-$100 $5-$10 $45-$90
Less: Maintenance Capex (a+b) $625-$775 $130-$185 $495-$590
Free Cash Flow $1,900-$2,300 $800-$1,000 $1,100-$1,300
Gross Margin $3,500-$3,900 $1,250-$1,350 $2,250-$2,550
2
4
3
2
1,2
1

Contains Forward Looking Statements
Sum of the Parts Also Implies Substantial Undervaluation
Basis
$8.62
5,814
(11,581)
17,395
379
960
10,983
571
148
652
3,702
Unlisted Subs at
5.5x 2009
Proportional
EBITDA
$13.21
8,810
(11,581)
20,391
379
960
13,978
571
148
652
3,702
Unlisted Subs at
7x 2009
Proportional
EBITDA
379
PV @ 10%
Discount Rate
Net Operating Losses (NOLs)
10x Multiple Based
on European
Comps
652
10x 2009
Proportional
EBITDA²
Enterprise Value of Wind
148 Book Value Solar Joint Venture
Based on 667
Million  Shares
$16.77 Implied Equity Value Per Share
11,186 Implied Equity Value
(11,581)
Net Proportional Debt (Excluding Debt of Listed
Subsidiaries)²
22,767 Total Implied Enterprise Value
Current 2011
Market Multiples
960
9x 2011 EPS  of
$0.16
Projects Under Construction (Excludes Projects
Under Gener)
Current 2009
EBITDA Market
Multiples
16,355
Enterprise Value of Unlisted Companies (Excluding
Wind, Solar and Equity Earnings)
571
9x AES Share of
2009 After-Tax
Earnings
Equity Earnings of Affiliates
3,702
Equity Market Cap
as of 5/22/09
Listed Subs (Tiete, Eletropaulo & Gener)
Remarks
Unlisted Subs at
8.2x 2009
Proportional
EBITDA
1.
The prices set forth do not reflect the Company’s view of valuation.  Rather, these numbers merely reflect the application of market multiples to certain of the Company’s financial metrics.  The resulting values do not include the value of the Company’s development pipeline, change in control premium, or other factors relevant to the Company’s view of its valuation.
2.
A non-GAAP financial measure. Proportional EBITDA is calculated as proportional gross margin plus depreciation and amortization expense less general and administrative expense and is being used as a proxy for earnings before interest, taxes, depreciation and amortization.  The Company’s calculation does not include other expense/income, gain on sale of investments, (loss) gain on sale of subsidiary stock, impairment expense, foreign currency transaction (losses) gains on net monetary position or other non-operating expense. See appendix for reconciliation.  Midpoints of proportional EBITDA ranges have been used to calculate enterprise values.
3.
Earnings component of “EPS” refers to Adjusted Earnings Per Share, a non-GAAP financial measure.  See Appendix for definition and reconciliation.
$ in Millions, Except Earnings Per Share
2
2 2
1
3

Contains Forward Looking Statements
6.9x
8.6x
12.2x
Current Price
5/22/09
Current Market
Multiples
Historical Market
Multiples
4
5
5.5x
7.0x
8.2x
Current Price
5/22/09
Current Market
Multiples
Historical Market
Multiples
6 7
Stock Trades at a Discount Based on Existing Portfolio &
Reflects No Value for Development Pipeline
$10.78
$15.25
1.
The prices set forth do not reflect the Company’s view of valuation.  Rather, these numbers merely reflect the application of market multiples to certain of the Company’s financial metrics.  The resulting values do not include the value of the Company’s development pipeline, change in control premium, or other factors relevant to the Company’s view of its valuation.
2.
P/E based on 2011 Adjusted Earnings Per Share. See Appendix for definition and reconciliation.
3.
See slide 66 for sum of the parts analysis.  2009 EBITDA multiples applied to unlisted subsidiaries excluding wind, solar and equity earnings.
4.
Current Market Multiples are based on 2011 P/E multiples of less regulated utilities (Bank of America/Merrill Lynch research).
5.
Historical Market Multiples are based on last 10 years average of two-year forward P/E multiples of integrated utilities (Barclays research).
6.
Current Market Multiples are based on 2009 EV/EBITDA multiples of less regulated utilities (Bank of America/Merrill Lynch research).
7.
Historical Market Multiples are based on average of last five years multiples of less regulated utilities (Bank of America/Merrill Lynch research).
$8.62
$13.21
$16.77
$8.62
Based on 2011 P/E Multiples Based on Sum of the Parts

Contains Forward Looking Statements
Stock Trades at a Discount Based on Existing Portfolio &
Reflects No Value for Development Pipeline
$8.62
$15-$18
1.
Proportional free cash flow and proportional free cash flow yield, non-GAAP financial measures (see Appendix for definitions and reconciliations), are based on mid-point of 2011 guidance of $1.2 billion and share count of 667 million. Target yield represents Company's view of investors' expectations.
2.
The price noted here does not reflect the Company’s view of its valuation. Rather, the number merely reflects the application of a 12% free cash flow yield to the Company’s stock price.  The resulting value does not include the value of the Company’s development pipeline, change in control premium or other factors relevant to the Company’s view of its valuation.
Based on 2011 Proportional
Free Cash Flow Yield
2
1
21%
10%-12%
Current Price 5/22/09 Target Yield

Contains Forward Looking Statements
Reconciliation of Proportional EBITDA
1
1. A non-GAAP financial measure.  See “definitions.”
2. The AES Corporation (the “Company”) is a holding company that derives its income and cash flows from the activities of its subsidiaries, some of which may not be wholly-owned by the Company.  Accordingly, the Company has presented certain financial metrics which are defined as Proportional (a non-GAAP financial measure).  See “definitions.”
3. Net of General & Administrative.  Solar and other equity method affiliates not included.
$2,525-$2,725 Total
$1,950-$2,050 Unlisted Companies (Excluding Wind)
3
$300 - $300 Less General & Administrative
$2,525-$2,725 $1,325-$1,425 $3,850-$4,150 EBITDA
$50-$80 Wind
$525-$595 Listed Subs (Tiete, Eletropaulo & Gener)
2009 Proportional EBITDA
Consolidated
Adjustment
Factor Proportional
Gross Margin $3,200-$3,400 $1,150-$1,250 $2,050-$2,150
Add Depreciation & Amortization $950-$1,050 $175 $775-$875
2
1,2

Contains Forward Looking Statements
Definitions
Non-GAAP Financial Measures
Adjusted earnings per share (a non-GAAP financial measure) is defined as diluted earnings per share from continuing operations excluding gains or losses of the consolidated entity due to (a) mark-to-market amounts related to FAS 133 derivative transactions, (b) unrealized foreign currency gains or losses, (c)
significant gains or losses due to dispositions and acquisitions of business interests, (d) significant losses due to impairments, and (e) costs due to the early retirement of debt. AES believes that adjusted earnings per share better reflects the underlying business performance of the Company, and is considered in the Company's internal evaluation of financial performance. Factors in this determination include the variability due to mark-to-market gains or losses related to derivative transactions, currency gains or losses, losses due to impairments and strategic decisions to dispose or acquire business interests or retired debt which affect results in a given period or periods
Free cash flow (a non-GAAP financial measure) is defined as net cash from operating activities less maintenance capital expenditures (including environmental capital expenditures).  AES believes that free cash flow is a useful measure for evaluating our financial condition because it represents the amount of cash provided by operations less maintenance capital expenditures as defined by our businesses, that may be available for investing or for repaying debt
Parent Company Liquidity (a non-GAAP financial measure) is defined as cash at the Parent Company plus availability under corporate revolver plus cash at qualifying holding companies (QHCs). AES believes that unconsolidated Parent Company liquidity is important to the liquidity position of AES as a Parent
Company because of the non-recourse nature of most of AES’s indebtedness
Subsidiary Liquidity (a non-GAAP financial measure) is defined as cash and cash equivalents and bank lines of credit at various subsidiaries.
The AES Corporation (the “Company”) is a holding company that derives its income and cash flows from the activities of its subsidiaries, some of which may not be wholly-owned by the Company.  Accordingly, the Company has presented certain financial metrics which are defined as Proportional (a non-GAAP financial measure)
Proportional metrics present the Company’s estimate of its share in the economics of the underlying metric.  The Company believes that the Proportional metrics are useful to investors because they exclude the economic share in the metric presented that is held by non-AES shareholders. For example,
Operating Cash Flow is a GAAP metric which presents the Company’s cash flow from operations on a consolidated basis, including operating cash flow allocable to noncontrolling interests.  Proportional Operating Cash Flow removes the share of operating cash flow allocable to noncontrolling interests and therefore may act as an aid in the valuation the Company.  Proportional measures are considered in the Company’s internal evaluation of financial performance
Proportional metrics are reconciled to the nearest GAAP measure.  Certain assumptions have been made to estimate our proportional financial measures.
These assumptions include: (i) the Company’s economic interest has been calculated based on a blended rate for each consolidated business when such business represents multiple legal entities; (ii) the Company’s economic interest may differ from the percentage implied by the recorded net income or loss attributable to noncontrolling interests or dividends paid during a given period; (iii) the Company’s economic interest for entities accounted for using the hypothetical liquidation at book value method is 100%; (iv) individual operating performance of the Company’s equity method investments is not reflected and
(v) all intercompany amounts have been excluded as applicable

Contains Forward Looking Statements
Definitions (cont’d)
Non-GAAP Financial Measures
Subsidiary Distributions should not be construed as an alternative to Net Cash Provided by Operating Activities which are determined in accordance with GAAP.  Subsidiary Distributions are important to the Parent Company because the Parent
Company is a holding company that does not derive any significant direct revenues from its own activities but instead relies on its subsidiaries’ business activities and the resultant distributions to fund the debt service, investment and other cash needs of the holding company.  The reconciliation of difference between the Subsidiary Distributions and Net Cash
Provided by Operating Activities consists of cash generated from operating activities that is retained at the subsidiaries for a variety of reasons which are both discretionary and non-discretionary in nature.  These factors include, but are not limited to, retention of cash to fund capital expenditures at the subsidiary, cash retention associated with non-recourse debt covenant restrictions and related debt service requirements at the subsidiaries, retention of cash related to sufficiency of local GAAP statutory retained earnings at the subsidiaries, retention of cash for working capital needs at the subsidiaries, and other similar timing differences between when the cash is generated at the subsidiaries and when it reaches the Parent
Company and related holding companies
Net Capacity Factor (NCF) – % of total hours a plant operated
Equivalent Availability Factor (EAF) – % of total potential energy output a plant could have produced
Equivalent Forced Outage Rate (EFOR) – % of hours a plant had an unplanned outage
Utility Losses – % of energy lost due to non-technical reasons (theft, fraud, etc.)